Artisan International Fund

Prior to investing in Artisan International Fund (the "Fund"), and investor should carefully read the Fund's entire prospectus. In particular, an investor should review the section of the prospectus entitled "THE FUND IN DETAIL" (see pages 17-24 of the prospectus) which, among other things, contains a discussion of the Fund's investment philosophy, the types of securities in which the Fund will invest and the risks associated with such investments.

Supplement for Maryland residents to
prospectus dated December 27, 1995 of
Artisan International Fund, a series of
Artisan Funds, Inc.